Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: March 31, 2003

Date of earliest event reported: March 31, 2003

Pfizer Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Item 2. Acquisition or Disposition of Assets

The sale of Pfizer's Adams confectionary business to Cadbury Schweppes plc for $4.2 billion in cash closed on March 31, 2003. The sale was a negotiated, arms-length transaction. Pfizer's press release is included as Exhibit 99 and is incorporated by reference.

Item 7. Exhibits

Exhibit 99 - Press Release of Pfizer Inc.

dated March 31, 2003.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: s/ Margaret M. Foran

Margaret M. Foran

Title: Vice President-Corporate Governance

and Secretary

Dated: March 31, 2003

EXHIBIT INDEX
Exhibit No.	Description

99	Press Release announcing the closing of the sale of Pfizer's Adams confectionary business to Cadbury Schweppes plc, dated March 31, 2003.